UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

Global Food Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31385	52-2257546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Court Street, Hanford, California 93230

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 559-589-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2012, Stephen J Fryer resigned as a member of the Board of Directors of Global Food Technologies, Inc. The resignation was due to the fact that Mr. Fryer is an investment banker who may desire to propose certain potential financing, listing or other strategic transactions. His resignation ensures that any such proposal(s) will be an arms-length transaction and avoid any potential conflicts of interest.

The Board of Directors is conducting a search for a qualified person to fill the vacancy on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2012	GLOBAL FOOD TECHNOLOGIES, INC.

By: /s/ Marshall F Sparks
Marshall F. Sparks, Chief Financial Officer